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                                                                   EXHIBIT 10.32

                               REMEDY CORPORATION
                  1995 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                           (AS AMENDED MARCH 24, 1998)
      (REFLECTS STOCK SPLITS AND ANNUAL INCREASES THROUGH JANUARY 1, 2001)


         I.       PURPOSE OF THE PLAN

                  This 1995 Non-Employee Directors Stock Option Plan (the "Plan") is intended to promote the interests of Remedy Corporation, a Delaware corporation (the "Corporation"), by providing the non-employee members of the Board of Directors with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.


         II.      DEFINITIONS

                  For purposes of the Plan, the following definitions shall be in effect:

                  ANNUAL MEETING: the annual meeting of the Corporation's stockholders.

                  BOARD: the Corporation's Board of Directors.

                  CODE: the Internal Revenue Code of 1986, as amended.

                  COMMON STOCK: shares of the Corporation's common stock.

                  CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

                           a. the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                           b. a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

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                  CORPORATE TRANSACTION: either of the following
stockholder-approved transactions to which the Corporation is a party:

                           a.       a merger or consolidation in which
         securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from those persons holding such securities immediately prior to such transaction; or

                           b. the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

                  EFFECTIVE DATE: the date on which the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established.

                  FAIR MARKET VALUE: the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

                           a. If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                           b. If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                           c. For purposes of option grants made on the date of execution of the Underwriting Agreement, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

                  HOSTILE TAKE-OVER: a change in ownership of the Corporation effected through the following transaction:

                           a. the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting


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         power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, AND

                           b. more than fifty percent (50%) of the securities so acquired are accepted from persons other than Section 16 Insiders.

                  1934 ACT: the Securities Exchange Act of 1934, as amended.

                  OPTIONEE: any person to whom an option is granted under the Plan.

                  PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

                  SECTION 16 INSIDER: an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

                  STOCK EXCHANGE: either the American Stock Exchange or the New York Stock Exchange.

                  TAKE-OVER PRICE: the GREATER of (a) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over.

                  UNDERWRITING AGREEMENT: the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

         III.     ADMINISTRATION OF THE PLAN

                  The terms and conditions of each automatic option grant (including the timing and pricing of the option grant) shall be determined by the express terms and conditions of the Plan, and neither the Board nor any committee of the Board shall exercise any discretionary functions with respect to option grants made pursuant to the Plan.

         IV.      STOCK SUBJECT TO THE PLAN

                  A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan shall be fixed at 525,000 shares, as adjusted to reflect stock splits effected on March 1996 and October 1996 and the automatic increases on January 1, 1996 through 2001.


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                  B.       The number of shares of Common Stock available for
issuance under the Plan shall automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with the 2002 calendar year, by an additional 37,500 shares.

                  C. Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent option grant under the Plan. Shares subject to any option or portion thereof surrendered in accordance with Article VII and all share issuances under the Plan, whether or not the shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grant under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the holder of such option.

                  D. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities by which the share reserve is to increase automatically each calendar year, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made to each newly-elected or continuing non-employee Board member under the Plan, and (iv) the number and/or class of securities and price per share in effect under each option outstanding under the Plan. The adjustments to the outstanding options shall be made by the Board in a manner which shall preclude the enlargement or dilution of rights and benefits under such options and shall be final, binding and conclusive.


         V.       ELIGIBILITY

                  A. ELIGIBLE OPTIONEES. The individuals eligible to receive automatic option grants pursuant to the provisions of this Plan shall be limited to (i) those individuals serving as non-employee Board members on the Effective Date and who have not otherwise previously received a stock option grant from the Corporation, (ii) those individuals who are first elected or appointed as non-employee Board members after the Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who are re-elected as non-employee Board members at one or more Annual Meetings held after the Effective Date. A non-employee Board member shall not be eligible to receive the initial automatic option grant under clause (i) or clause (ii) if such individual has previously been in the employ of the Corporation (or any parent or subsidiary). However, a non-employee Board member shall be eligible to receive one or more clause (iii) option grants, whether or not he or she has previously been in the employ of the Corporation (or any parent or subsidiary). Each


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non-employee Board member eligible to participate in the Plan pursuant to the foregoing criteria is hereby designated an Eligible Director.

                  B. LIMITATION. Except for the grants to be made pursuant to this Plan, non-employee Board members shall not be eligible to receive any stock options, stock appreciation rights, direct stock issuances or other stock awards under this Plan or any other stock plan of the Corporation or any parent or subsidiary.


         VI.      TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

                  A. GRANT DATE. Option grants shall be made on the dates specified below:

                  - Each individual who first becomes an Eligible Director on or after the 1998 Annual Meeting, whether through election by the Corporation's stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a non-statutory option to purchase 20,000 shares of Common Stock.

                  - On the date of each Annual Meeting, beginning with the 1998 Annual Meeting, each Eligible Director who serves on the Board at the time of that Annual Meeting, whether or not standing for re-election, shall automatically be granted a non-statutory option to purchase an additional 10,000 shares of Common Stock.

                  - On the date of each Annual Meeting, beginning with the 1998 Annual Meeting, each Eligible Director who serves on a Committee of the Board, at the time of that Annual Meeting, whether or not standing for re-election, shall automatically be granted a non-statutory option to purchase an additional 5,000 shares of Common Stock.

                  There shall be no limit on the number of such annual 10,000-share option grants any one Eligible Director may receive over his or her period of continued Board service, but no director may receive options to purchase more than 10,000 shares each year for serving on Committees of the Board.

                  B. EXERCISE PRICE. The exercise price per share of Common Stock subject to each automatic option grant shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

                  C.       PAYMENT.

                  The exercise price shall become immediately due upon exercise of the option and shall be payable in one of the alternative forms specified below:

                           (i) full payment in cash or check made payable to the Corporation's order; or


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                           (ii)     full payment in shares of Common Stock held
         for the requisite period necessary to avoid a charge to the Corporation's earnings for financial-reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below); or

                           (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial-reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check payable to the Corporation's order; or

                           (iv) to the extent the option is exercised for vested shares, full payment through a broker-dealer sale and remittance procedure pursuant to which the non-employee Board member (i) shall provide irrevocable written instructions to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (ii) shall concurrently provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                  For purposes of this Section VI.C, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option for vested shares, payment of the exercise price for the purchased shares must accompany the exercise notice. However, if the option is exercised for any unvested shares, then the Optionee must also execute and deliver to the Corporation a stock purchase agreement for those unvested shares which provides the Corporation with the right to repurchase, at the exercise price paid per share, any unvested shares held by the Optionee at the time of his or her cessation of Board service and which precludes the sale, transfer or other disposition of any shares purchased under the option, to the extent those shares are at the time subject to the Corporation's repurchase right.

                  D. EXERCISABILITY/VESTING. Each automatic grant shall be immediately exercisable for any or all of the option shares. Any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares in a series of 48 successive equal monthly installments as such individual continues in Board service from the grant date of that option.

                  Vesting of the option shares shall be subject to acceleration as provided in Section VI.G and Article VII. In no event, however, shall any additional option shares vest after the Optionee's cessation of Board service.

                  E. OPTION TERM. Each automatic grant under the Plan shall have a maximum term of ten (10) years measured from the automatic grant date.


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                  F.       NON-TRANSFERABILITY. During the lifetime of the
Optionee, each automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than a transfer of the option effected by will or by the laws of descent and distribution following Optionee's death.

                  G.       EFFECT OF TERMINATION OF BOARD SERVICE.

                           1.       Should the Optionee cease to serve as a
Board member for any reason (other than death or Permanent Disability) while holding one or more automatic option grants under the Plan, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares in which the Optionee is vested at the time of his or her cessation of Board service. Each such option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any option shares in which the Optionee is not otherwise at that time vested.

                           2.       Should the Optionee die within six (6)
months after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the option shares in which the Optionee is vested at the time of his or her cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise each such option shall lapse upon the expiration of the twelve (12)-month period measured from the date of the Optionee's death.

                           3.       Should the Optionee die or become
Permanently Disabled while serving as a Board member, then any automatic option grant held by the Optionee at the time of his or her death or Permanent Disability may subsequently be exercised for any or all of the option shares in which the Optionee is vested at that time plus an additional number of option shares equal to the number of option shares (if any) in which the Optionee would have vested had he or she continued in Board service until the next Annual Meeting. The Optionee (or the personal representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have the right to exercise the option for such number of option shares at any time prior to the expiration of the twelve (12)-month period measured from the date of the Optionee's death or Permanent Disability.

                           4.       In no event shall any automatic grant under
this Plan remain exercisable after the expiration date of the maximum ten
(10)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraphs 1 through 3 above or (if earlier) upon the expiration of the maximum ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding for any option shares in which the Optionee was vested at the time of his or her cessation of Board service but for which such option was not otherwise exercised.


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                  H.       STOCKHOLDER RIGHTS. The holder of an automatic option
grant shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

                  I. REMAINING TERMS. The remaining terms and conditions of each automatic option grant shall be as set forth in the form Stock Option Agreement attached as Exhibit A.


         VII.     SPECIAL ACCELERATION EVENTS

                  A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant under the Plan shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

                  B. In connection with any Change in Control of the Corporation, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in accordance with Section VII.C.

                  C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option grant held by him or her for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board shall be required in connection with such option surrender and cash distribution.

                  D. The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall NOT be available for subsequent option grant under this Plan.

                  E. The automatic option grants outstanding under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


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         VIII.    AMENDMENT OF THE PLAN AND AWARDS

                  The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, unless the affected Optionees consent to such amendment. Stockholder approval shall be obtained to the extent required by applicable law.


         IX.      EFFECTIVE DATE AND TERM OF PLAN

                  A. The Plan became effective immediately upon adoption by the Board on the Effective Date. The Plan was amended on March 24, 1998 (A) to decrease the number of shares of Common Stock to be awarded to new non-employee directors from 30,000 to 20,000 shares, (B) to increase the annual grants from 7,500 to 10,000 shares, (C) to provide for an option grant of 5,000 shares to each non-employee director serving on a Board committee (up to a maximum of 10,000 shares each year for committee assignments), and (D) to modify the vesting schedule such that all such options vest in 48 equal monthly installments, subject to the approval of the stockholders at the 1998 Annual Meeting. The 1998 amendment was approved by the Corporation's stockholders at the 1998 Annual Meeting.

                  B. The Plan shall terminate upon the EARLIER of (i) January 16, 2005 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise or surrender of the options granted under the Plan. If the date of termination is determined under clause (i) above, then all option grants and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the agreements evidencing those option grants or stock issuances.


         X.       USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes.


         XI.      REGULATORY APPROVALS

                  A. The implementation of the Plan, the granting of any option under the Plan and the issuance of Common Stock upon the exercise of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

                  B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all


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applicable listing requirements of the Nasdaq National Market or any Stock
Exchange on which the Common Stock is then listed for trading.


         XII.     NO IMPAIRMENT OF RIGHTS

                  Neither the action of the Corporation in establishing the Plan nor any provision of the Plan shall be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove any individual from the Board at any time in accordance with the provisions of applicable law.


         XIII.    MISCELLANEOUS PROVISIONS

                  A. The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee.

                  B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

                  C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.


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                                                          NON-EMPLOYEE DIRECTORS

                               REMEDY CORPORATION

                             STOCK OPTION AGREEMENT


RECITALS

                  A. Remedy Corporation (the "Corporation") has approved and implemented the 1995 Non-Employee Directors Stock Option Plan (the "Plan") pursuant to which eligible non-employee members of the Corporation's Board of Directors (the "Board") will automatically receive special option grants at periodic intervals over their period of Board service in order to provide such individuals with a meaningful incentive to continue to serve as a member of the Board.

                  B. Optionee is an eligible non-employee Board member, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the automatic grant of a stock option to purchase shares of the Corporation's common stock ("Common Stock") under the Plan.

                  C. The granted option is intended to be a non-statutory option which does NOT meet the requirements of Section 422 of the Internal Revenue Code.

                  NOW, THEREFORE, it is hereby agreed as follows:

                  1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, there is hereby granted to Optionee, as of the date of grant (the "Grant Date") specified in the accompanying Notice of Grant of Automatic Stock Option (the "Grant Notice"), a stock option to purchase up to that number of shares of Common Stock (the "Option Shares") as is specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term at the price per share (the "Exercise Price") specified in the Grant Notice.

                  2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall expire at the close of business on the Expiration Date specified in the Grant Notice, unless sooner terminated under Paragraph 5, 7 or 8.

                  3. LIMITED TRANSFERABILITY. This option, together with the special stock appreciation right provided under Paragraph 8.B, shall be neither transferable nor assignable by Optionee, other than a transfer of this option effected by will or by the laws of descent and distribution following Optionee's death, and may be exercised, during Optionee's lifetime, only by Optionee.

                  4.       EXERCISABILITY/VESTING.

                           A.       This option shall be immediately exercisable
for any or all of the Option Shares, whether or not the Option Shares are vested in accordance with the Vesting

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Schedule set forth in Paragraph 4.B, and shall remain so exercisable until the expiration or sooner termination of the option term.

                           B.       Optionee shall vest in the Option Shares in
48 equal monthly installments over his or her period of Board service measured from the Grant Date. Vesting in the Option Shares may be accelerated pursuant to the provisions of Paragraphs 5, 7 and 8. In no event, however, shall any additional Option Shares vest following Optionee's cessation of service as a Board member.

                  5. CESSATION OF BOARD SERVICE. Should Optionee's service as a Board member cease while this option remains outstanding, then the option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

                  o Should Optionee cease to serve as a Board member for any reason (other than death or permanent disability) while holding this option, then the period for exercising this option shall be reduced to a six (6)-month period commencing with the date of such cessation of Board service, but in no event shall this option be exercisable at any time after the Expiration Date. During such limited period of exercisability, this option may not be exercised for more than the number of Option Shares (if any) in which Optionee is vested on the date Optionee ceases service as a Board member. Upon the EARLIER of (i) the expiration of such six (6)-month period or (ii) the specified Expiration Date, the option shall terminate and cease to be exercisable with respect to any vested Option Shares for which the option has not been exercised.

                  o Should Optionee die during the six (6)-month period following his or her cessation of Board service, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option for any or all of the Option Shares in which Optionee is vested at the time of Optionee's cessation of Board service (less any Option Shares purchased by Optionee after such cessation of Board service but prior to death). Such right of exercise shall terminate, and this option shall accordingly cease to be exercisable for such vested Option Shares, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee's death or (ii) the specified Expiration Date of the option term.

                  o Should Optionee die or become permanently disabled while serving as a Board member, then this option may subsequently be exercised for any or all of the Option Shares in which Optionee is vested at the time of his or her death or permanent disability plus an additional number of Option Shares equal to the number of Option Shares (if any) in which Optionee would have vested had he or she continued in Board service until the next Annual Stockholders Meeting (the "Annual Meeting"). Optionee (or the personal representative of Optionee's estate or the person or persons to whom the option is transferred upon Optionee's death) shall


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         have the right to exercise the option for such number of Option Shares at any time prior to the earlier of (i) the expiration of the twelve
         (12)-month period measured from the date of Optionee's death or permanent disability or (ii) the specified Expiration Date of the option term.

                  o Upon Optionee's cessation of Board service for any reason, this option shall immediately terminate and cease to be outstanding with respect to any and all Option Shares in which Optionee is not otherwise at that time vested in accordance with the normal Vesting Schedule set forth in the Grant Notice or the special vesting acceleration provisions of this Paragraph 5 or Paragraph 7 or 8 below.

                  o For purposes of this Agreement, Optionee shall be deemed to be PERMANENTLY DISABLED if Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of twelve (12) months or more.

                  6.       ADJUSTMENT IN OPTION SHARES.

                           A.       Should any change be made to the Common
Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting such Common Stock as a class without the Corporation's receipt of consideration, then the number and class of securities purchasable under this option and the Exercise Price payable per share shall be appropriately adjusted to prevent the dilution or enlargement of Optionee's rights hereunder; PROVIDED, however, the aggregate Exercise Price shall remain the same.

                           B.       Should this option be assumed in connection
with any Corporate Transaction under Paragraph 7, then this option shall be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued to Optionee in the consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Exercise Price payable per share, PROVIDED the aggregate Exercise Price payable hereunder shall remain the same.

                  7. CORPORATE TRANSACTION. In the event of either of the following stockholder-approved transactions to which the Corporation is a party (a "Corporate Transaction"):

                           (i)      a merger or consolidation in which
securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those immediately prior to such transaction; or

                           (ii)     the sale, transfer or other disposition of
all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation;

all Option Shares at the time subject to this option but not otherwise vested shall automatically vest so that this option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

                  8.       CHANGE IN CONTROL/HOSTILE TAKE-OVER.

                           A.       All Option Shares subject to this option at
the time of a Change in Control (as defined below) but not otherwise vested shall automatically vest so that this option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. This option shall remain exercisable for such fully-vested Option Shares until the EARLIEST to occur of (i) the specified Expiration Date of the option term, (ii) the sooner termination of this option in accordance with Paragraph 5 or 7 or
(iii) the surrender of this option under Paragraph 8.B.

                           B.       Provided this option has been outstanding
for at least six (6) months prior to the occurrence of a Hostile Take-Over (as defined below), Optionee shall have an unconditional right (exercisable during the thirty (30)-day period immediately following the consummation of such Hostile Take-Over) to surrender this option to the Corporation in exchange for a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price (as defined below) of the Option Shares at the time subject to the surrendered option (whether or not those Option Shares are otherwise at the time vested) over (ii) the aggregate Exercise Price payable for such shares.

                  To exercise this limited stock appreciation right, Optionee must, during the applicable thirty (30)-day exercise period, provide the Corporation with written notice of the option surrender in which there is specified the number of Option Shares as to which the option is being surrendered. Such notice must be accompanied by the return of Optionee's copy of this Agreement, together with any written amendments to such Agreement. The cash distribution shall be paid to Optionee within five (5) days following such delivery date, and no approval or consent of the Board shall be required in connection with such option surrender and cash distribution. Upon receipt of such cash distribution, this option shall be cancelled with respect to the shares subject to the surrendered option (or the surrendered portion), and Optionee shall cease to have any further right to acquire those Option Shares under this Agreement. The option shall, however, remain outstanding for the balance of the Option Shares (if any) in accordance with the terms and provisions of this Agreement, and the Corporation shall accordingly issue a new stock option agreement (substantially in the same form of this Agreement) for those remaining Option Shares.

                  This limited stock appreciation right shall in all events terminate upon the expiration or sooner termination of the option term and may not be assigned or transferred by Optionee.

                           C.       For purposes of this Agreement, the
following definitions shall be in effect:

                  A CHANGE IN CONTROL shall be deemed to occur in the event:

                           (i)      any person or related group of persons
(other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

                           (ii)     there is a change in the composition of the
Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                  A HOSTILE TAKE-OVER shall be deemed to occur in the event (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, AND more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

                  The TAKE-OVER PRICE per share shall be deemed to be equal to the GREATER of (a) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over, as determined in accordance with the valuation provisions of Paragraph 9.B, or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over.

                  9.       MANNER OF EXERCISING OPTION.

                           A.       In order to exercise this option for all or
any part of the Option Shares for which the option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

                           (i)      To the extent the option is exercised for
vested Option Shares, the Secretary of the Corporation shall be provided with written notice of the option exercise (the "Exercise Notice"), in substantially the form of Exhibit I attached hereto, in which there is specified the number of vested Option Shares which are to be purchased under the exercised option. To the extent the option is exercised for one or more unvested Option Shares, Optionee (or other person exercising the option) shall deliver to the Secretary of the Corporation a stock purchase agreement (in form and substance satisfactory to the Corporation) which grants the Corporation the right to repurchase, at the Exercise Price, any and all unvested Option Shares held by Optionee at the time of his or her cessation of Board service and which precludes the sale, transfer or other disposition of any purchased Option Shares while they remain subject to such repurchase right ("the Purchase Agreement").

                           (ii)     The aggregate Exercise Price for the
purchased shares shall be paid in one of the following alternative forms:

                  o full payment in cash or check made payable to the Corporation's order; or

                  o full payment in shares of Common Stock held by Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                  o full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Corporation's order; or

                  o to the extent the option is exercised for vested Option Shares, full payment effected through a broker-dealer sale and remittance procedure pursuant to which Optionee shall provide irrevocable written instructions (A) to a Corporation-designated brokerage firm to effect the immediate sale of the vested shares purchased under the option and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for those shares and (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                           (iii)    Appropriate documentation evidencing the
right to exercise this option shall be furnished the Corporation if the person or persons exercising the option is other than Optionee.

                           B.       For purposes of Subparagraph 9.A above and
for all other valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  o If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

                  o If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                           C.       The Exercise Date shall be the date on which
the Exercise Notice is delivered to the Secretary of the Corporation, together with the appropriate Purchase Agreement for any unvested shares acquired under the option. Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option for vested shares, payment of the Exercise Price for the purchased shares must accompany such notice.

                           D.       As soon as practical after the Exercise
Date, the Corporation shall issue to or on behalf of Optionee (or other person or persons exercising this option) a certificate or certificates representing the purchased Option Shares. To the extent any such Option Shares are unvested, the certificates for those Option Shares shall be endorsed with an appropriate legend evidencing the Corporation's repurchase rights and may be held in escrow with the Corporation until such shares vest.

                           E.       In no event may this option be exercised for
any fractional share.

                  10. STOCKHOLDER RIGHTS. The holder of this option shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised this option and paid the Exercise Price for the purchased shares.

                  11. NO IMPAIRMENT OF RIGHTS. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

                  12. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any securities exchange on which shares of the Common Stock may be listed for trading at the time of such exercise and issuance.

                  13. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 3 or 7, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the Corporation's successors and assigns.

                  14. DISCHARGE OF LIABILITY. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. However, the Corporation shall use its best efforts to obtain all such applicable approvals.

                  15. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

                  16. CONSTRUCTION/GOVERNING LAW. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                    EXHIBIT I

                              NOTICE OF EXERCISE OF
                           NON-STATUTORY STOCK OPTION



                  I hereby notify Remedy Corporation (the "Corporation") that I elect to purchase ___________ shares of Common Stock of the Corporation (the "Purchased Shares") pursuant to that certain option (the "Option") granted to me on _________________, to purchase up to __________ shares of the Corporation's Common Stock at an exercise price of $________ per share (the "Exercise Price").

                  Concurrently with the delivery of this Exercise Notice to the Secretary of the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker/dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price for any Purchased Shares in which I am vested at the time of exercise.



--------------------------                    ----------------------------------
Date                                            Optionee

                             Address:         ----------------------------------

                                              ----------------------------------

Print name in exact manner
it is to appear on the
stock certificate:                            ----------------------------------


Address to which certificate
is to be sent, if different
from address above:                           ----------------------------------


                                              ----------------------------------


Social Security Number:                       ----------------------------------

                               REMEDY CORPORATION

                                 NOTICE OF GRANT
                                       OF
                             AUTOMATIC STOCK OPTION



                  Notice is hereby given of the following stock option (the "Option") to purchase shares of the common stock of Remedy Corporation (the "Corporation") which has been granted pursuant to the Corporation's 1995 Non-Employee Directors Stock Option Plan (the "Plan"):

                  OPTIONEE:

                  GRANT DATE:

                  TYPE OF OPTION:                    Non-Statutory Stock Option

                  EXERCISE PRICE:                    $_______ per share

                  NUMBER OF OPTION SHARES:           2,500 shares

                  EXPIRATION DATE:

                  EXERCISE SCHEDULE: The Option is immediately exercisable for all of the Option Shares.

                  VESTING SCHEDULE: The Option Shares shall be unvested and subject to repurchase by the Corporation, at the Exercise Price paid per share, upon Optionee's cessation of service as a member of the Corporation's Board of Directors (the "Board"). Optionee shall acquire a vested interest in all the Option Shares, and the Corporation's repurchase right shall lapse in its entirety, on the date immediately prior to the fourth Annual Stockholders Meeting following the Grant Date of this Option, provided Optionee continues to serve on the Board through that vesting date. However, the vesting of the Option Shares shall be subject to acceleration in accordance with the terms of the attached Stock Option Agreement.

                  Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the Plan. Optionee further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as EXHIBIT A.

                  Optionee hereby acknowledges receipt of a copy of the official Plan Summary and Prospectus attached hereto as EXHIBIT B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporate Offices at 1965 Landings Drive, Mountain View, CA 94043.

                  REPURCHASE RIGHT. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL NOT BE TRANSFERABLE AND SHALL BE SUBJECT TO REPURCHASE BY THE CORPORATION AND ITS ASSIGNS, AT THE EXERCISE PRICE PAID PER SHARE, UPON OPTIONEE'S TERMINATION OF SERVICE WITH THE CORPORATION. THE TERMS AND CONDITIONS OF SUCH REPURCHASE RIGHT SHALL BE SET FORTH IN A STOCK PURCHASE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

                  No provision of this Notice of Grant or the attached Stock Option Agreement shall in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.



DATED:   ______________________,  199___



                                 REMEDY CORPORATION


                                 By:
                                        ----------------------------------------

                                 Title:
                                        ----------------------------------------



                                 -----------------------------------------------
                                 OPTIONEE


                                 Address:
                                          --------------------------------------

                                          --------------------------------------



ATTACHMENTS:
EXHIBIT A:  STOCK OPTION AGREEMENT
EXHIBIT B:  PLAN SUMMARY AND PROSPECTUS

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

                                    EXHIBIT B

                           PLAN SUMMARY AND PROSPECTUS